UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30th, 2010

EL MANIEL INTERNATIONAL, INC.
 (Exact name of registrant as specified in Charter

NEVADA	333-148988	562672870
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5-4, 4th Floor,
Jalan 11/48A,
Sentul Raya Boulevard,
Off Jalan Sentul,
51000 Kuala Lumpur
Malaysia
_____________

(603) 404-37881
 (Issuer Telephone number)
_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01 - Changes in Registrant's Certifying Accountant

El Maniel International Inc., (the “Company”) has received the resignation of Webb & Co- P.A. (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of August 30th, 2010.

Item 4. 01(a)     Previous Independent Accountants

Information Required by Item 304(a)(1) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

(i) On August 30th, 2010, the Former Accounting Firm resigned as the Company’s independent registered public accounting firm effective on that date.

(ii) The report of the Former Accounting Firm of the Company's financial statements as of and for the years ended September 30th, 2009 and 2008, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

       (iii) The reports of the Former Accounting Firm on the Company’s financial statements as of and for the years ended September 30th, 2009 and 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses since inception and existing uncertain conditions which the Company faces relative to its obtaining capital in the equity markets.

     (v) During the two most recent fiscal years and the period through August 30, 2010, the former accounting firm has advised the Board of Directors about material weaknesses relating to the ineffective internal controls over financial reporting and the company's lack of an effective Board of Directors and functioning Audit Committee. As of August 30, 2010, the former accounting firm also advised the Company that information had come to their attention that caused them the inability to rely on management's representations.

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 4. 01(b)     New Independent Accountants

On September 1st, 2010, we engaged Michael T. Studer, CPA P.C. (The “New Accounting Firm”) as our independent accountants for the year ending September 30th, 2010.  The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on September 2nd, 2010.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits
Exhibits

16.1                      Letter from Webb & Co- P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, El Maniel International Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL MANIEL INTERNATIONAL, INC.

By:	/s/ Khoo Hsian Hua
	Name:	Khoo Hsian Hua
	Title:	Director

Date:  September 2nd, 2010